CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
 Certification Pursuant to 18 U.S.C. Section 1350 (Adopted Pursuant to Section
                        906 of the Sarbanes-Oxley Act of 2002)

In connection with the annual report on Form 10-K of Chugach Electric Association, Inc. (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Michael R. Cunningham, Chief Financial Officer and Principal Financial Officer of the Company, hereby certify as the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.



Date: March 31, 2005                           /s/ Michael R. Cunningham
                                                   ----------------------
                                                   Michael R. Cunningham
                                                   Chief Financial Officer
                                                   Principal Financial Officer